ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
ACQUISITIONS AND DISPOSITIONS
ACQUISITIONS AND DISPOSITIONS
U.S. Natural Gas Pipelines
Iroquois Gas Transmission System and Portland Natural Gas Transmission System
On June 1, 2017, TransCanada closed the sale of 49.34 per cent of its 50 per cent interest in Iroquois, along with an option to sell the remaining 0.66 per cent at a later date, to TC PipeLines, LP. At the same time, TransCanada closed the sale of its remaining 11.81 per cent interest in Portland to TC PipeLines, LP. Proceeds from these transactions were US$765 million, before post-closing adjustments, and were comprised of US$597 million in cash and US$168 million representing a proportionate share of Iroquois and Portland debt.
In January 2016, TransCanada closed the sale of a 49.9 per cent interest in Portland to TC PipeLines, LP for an aggregate purchase price of US$223 million. Proceeds were comprised of US$188 million in cash and the assumption of US$35 million of a proportional share of Portland debt.
In March 2016, TransCanada acquired a 4.87 per cent interest in Iroquois for an aggregate purchase price of US$54 million, increasing TransCanada’s interest in Iroquois to 49.35 per cent. On May 1, 2016, the Company acquired an additional
0.65 per cent interest for an aggregate purchase price of US$7 million, further increasing TransCanada’s interest in Iroquois to
50 per cent.
Acquisition of Columbia
On July 1, 2016, TransCanada acquired 100 per cent ownership of Columbia for a purchase price of US$10.3 billion in cash, based on US$25.50 per share for all of Columbia's outstanding common shares as well as all outstanding restricted and performance stock units. The acquisition was financed through proceeds of approximately $4.4 billion from the sale of subscription receipts, draws on acquisition bridge facilities in the aggregate amount of US$6.9 billion and existing cash on hand. The sale of the subscription receipts was completed on April 1, 2016 through a public offering and, upon closing of the acquisition, were exchanged into approximately 96.6 million common shares of TransCanada. Refer to Note 20, Common shares for further information on the subscription receipts.
At the date of acquisition, Columbia operated a portfolio of approximately 24,500 km (15,200 miles) of regulated natural gas pipelines, 285 Bcf of natural gas storage facilities and midstream and other assets in various regions in the U.S. TransCanada acquired Columbia to expand the Company’s natural gas business in the U.S. market, positioning the Company for additional long-term growth opportunities.
The goodwill arising from the acquisition principally reflects the opportunities to expand the Company’s U.S. Natural Gas Pipelines segment and to gain a stronger competitive position in the North American natural gas business. The goodwill resulting from the acquisition is not deductible for income tax purposes. The acquisition was accounted for as a business combination using the acquisition method where the acquired tangible and intangible assets and assumed liabilities were recorded at their estimated fair values at the date of acquisition. The purchase price equation reflects management’s estimate of the fair value of Columbia’s assets and liabilities as at July 1, 2016.

	July 1, 2016
(millions of $)	U.S.	Canadian[1]

Purchase Price Consideration	10,294	13,392
Fair Value
Current assets	658	856
Plant, property and equipment	7,560	9,835
Equity investments	441	574
Regulatory assets	190	248
Intangible and other assets	135	175
Current liabilities	(597)	(777)
Regulatory liabilities	(294)	(383)
Other long-term liabilities	(144)	(187)
Deferred income tax liabilities	(1,613)	(2,098)
Long-term debt	(2,981)	(3,878)
Non-controlling interests	(808)	(1,051)
Fair Value of Net Assets Acquired	2,547	3,314
Goodwill	7,747	10,078

1	At July 1, 2016 exchange rate of $1.30.
The fair values of current assets including cash and cash equivalents, accounts receivable, and inventories and the fair values of current liabilities including notes payable and accrued interest approximated their carrying values due to the short-term nature of these items. Certain acquisition-related working capital items resulted in an adjustment to accounts payable.
Columbia’s natural gas pipelines are subject to FERC regulations and, as a result, their rate bases are expected to be recovered with a reasonable rate of return over the life of the assets. These assets, as well as related regulatory assets and liabilities, had fair values equal to their carrying values on acquisition. The fair value of mineral rights included in Columbia's plant, property and equipment was determined using a discounted cash flow approach which resulted in a fair value increase of $241 million (US$185 million). On acquisition date, the fair value of base gas included in Columbia’s plant, property and equipment was determined by using a quoted market price multiplied by the estimated volume of base gas in place which resulted in a fair value increase of $840 million (US$646 million).
In second quarter 2017, the Company completed its procedures over measuring the volume of base gas acquired and, as a result, decreased its fair value by $116 million (US$90 million). This impacted the purchase price equation by decreasing property, plant and equipment by $116 million (US$90 million), decreasing deferred income tax liabilities by $45 million (US$35 million) and increasing goodwill by $71 million (US$55 million) to a total of US$7,802 million (2016 – US$7,747 million) at December 31, 2017. This adjustment did not impact the Company's net income.
The fair value of Columbia’s long-term debt was estimated using an income approach based on observable market rates for similar debt instruments from external data service providers. This resulted in a fair value increase of $300 million (US$231 million).
The following table summarizes the acquisition date fair value of Columbia's debt acquired by TransCanada.

(millions of $)	Maturity Date	Type	Fair Value	Interest Rate

COLUMBIA PIPELINE GROUP, INC.
	June 2018	Senior Unsecured Notes (US$500)	US$506	2.45%
	June 2020	Senior Unsecured Notes (US$750)	US$779	3.30%
	June 2025	Senior Unsecured Notes (US$1,000)	US$1,092	4.50%
	June 2045	Senior Unsecured Notes (US$500)	US$604	5.80%
			US$2,981

The fair values of Columbia's DB plan and other post-retirement benefit plans were based on an actuarial valuation of the funded status of the plans as of the acquisition date which resulted in an increase of $15 million (US$12 million) and $5 million (US$4 million) to Regulatory assets and Other long-term liabilities, respectively, and a decrease of $14 million (US$11 million) and $2 million (US$2 million) to Intangible and other assets and Regulatory liabilities, respectively.
Temporary differences created as a result of the fair value changes described above resulted in deferred income tax assets and liabilities that were recorded at the Company's then U.S. effective tax rate of 39 per cent.
The fair value of Columbia’s non-controlling interests was based on the approximately 53.8 million CPPL common units outstanding to the public as of June 30, 2016, and valued at the June 30, 2016 closing price of US$15.00 per common unit. On February 17, 2017, TransCanada acquired all outstanding publicly held common units of CPPL. Refer to Note 19, Non-controlling interests, for further information.
In 2016, acquisition expenses of approximately $36 million were included in Plant operating costs and other in the Consolidated statement of income.
Upon completion of the acquisition, the Company began consolidating Columbia. Columbia’s significant accounting policies were consistent with TransCanada’s and continued to be applied. Columbia contributed $929 million to the Company's Revenues and $132 million to the Company's net income from July 1, 2016 to December 31, 2016.
The following supplemental pro forma consolidated financial information of the Company for the years ended December 31, 2016 and 2015 includes the results of operations for Columbia as if the acquisition had been completed on January 1, 2015.

year ended December 31
(millions of Canadian $)	2016	2015

Revenues	13,404	13,007
Net Income/(Loss)	627	(820)
Net Income/(Loss) Attributable to Common Shares	234	(971)

Energy
Cartier Wind
On October 24, 2018, the Company completed the sale of its 62 per cent interest in the Cartier Wind power facilities to Innergex Renewable Energy Inc for proceeds of $630 million, before post-closing adjustments. As a result, the Company recorded a gain on sale of $170 million ($143 million after tax) which is included in Gain/(loss) on assets held for sale/sold in the Consolidated statement of income.
Ontario Solar Assets
On December 19, 2017, the Company completed the sale of its Ontario solar assets to a third party for proceeds of $541 million, before post-closing adjustments. As a result, the Company recorded a gain on sale of $127 million ($136 million after tax) which is included in Gain/(loss) on assets held for sale/sold in the Consolidated statement of income.
U.S. Northeast Power Assets
In 2018, upon finalizing its 2017 annual tax return for its U.S. operations, the Company recorded a $27 million income tax recovery related to the sale of its U.S. Northeast power generation assets.
On April 19, 2017, the Company completed the sale of TC Hydro for proceeds of approximately US$1.07 billion, before post-closing adjustments. As a result, in 2017 the Company recorded a gain on sale of $715 million ($440 million after tax) including the impact of $5 million of foreign currency translation gains which were reclassified from AOCI to net income.
On June 2, 2017, TransCanada completed the sale of Ravenswood, Ironwood, Kibby Wind and Ocean State Power for proceeds of approximately US$2.029 billion, before post-closing adjustments. In 2016, the Company recorded a loss of $829 million ($863 million after tax) which included the impact of $70 million of foreign currency translation gains that were reclassified from AOCI to net income on close. The Company recorded an additional loss on sale of $211 million ($167 million after tax) in 2017 which included $2 million in foreign currency translation gains. This additional loss primarily related to adjustments to the purchase price and repair costs for an unplanned outage at Ravenswood prior to close of the sale.
Gains and losses from these sales are included in Gain/(loss) on assets held for sale/sold in the Consolidated statement of income. The proceeds received from the sale of the U.S. Northeast Power assets were used to repay the outstanding balances on the Company's acquisition bridge facilities that partially funded the acquisition of Columbia.
Ironwood
In February 2016, TransCanada acquired the Ironwood natural gas fired, combined cycle power plant for US$653 million in cash after post-closing adjustments. The evaluation of assigned fair value of acquired assets and liabilities did not result in the recognition of goodwill. The Company began consolidating Ironwood as of the date of acquisition which did not have a material impact on the Revenues and Net income of the Company. In addition, the pro forma incremental impact of Ironwood on the Company’s Revenues and Net income from the date of acquisition to the date of sale was not material.